Description of Business.	6 Months Ended
Jun. 30, 2021
Accounting Policies [Abstract]
Description of Business.

Note 2. Description of Business.

American Cannabis Company, Inc. and its wholly owned subsidiary Company, Hollister & Blacksmith, Inc., doing business as American Cannabis Consulting (“American Cannabis Consulting”), (collectively “the “Company”) are based in Denver, Colorado and operate a fully-integrated business model that features end-to-end solutions for businesses operating in the regulated cannabis industry in states and countries where cannabis is regulated and/or has been de-criminalized for medical use and/or legalized for recreational use. We provide advisory and consulting services specific to this industry, design industry-specific products and facilities, and sell both exclusive and non-exclusive customer products commonly used in the industry.

On April 30, 2021, the Company closed its acquisition of the assets of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., each an entity organized and operating under the laws of the State of Colorado, and all doing business as “Naturaleaf” in the medicinal cannabis industry in Colorado.

Naturaleaf agreed to sell or assign to the Company the following assets:

1.	Three Medical Marijuana (MMC) Store Licenses;

2.	One Marijuana Infused Product Licenses (MIPS); and,

3.	One Option Premises Cultivation License (OPC); and,

4.	Related real property assets, goodwill, and related business assets.

As a result, the Company has expanded its business model to include the cultivation and retail sale of cannabis in the medicinal cannabis industry.